Exhibit 10.12

CONFIDENTIAL

MASTER SERVICES AGREEMENT

This Master Services Agreement (“Agreement”), effective as of the last date written on the signature page below (“Effective Date”), is between ARIAD Pharmaceuticals, Inc., a Delaware corporation (“ARIAD”) with a business address at 26 Landsdowne Street, Cambridge, Massachusetts, 02139, and Biologics, Inc., a North Carolina corporation (“Vendor”), with an office at 120 Weston Oaks Court, Cary, North Carolina, 27513. ARIAD and Vendor may also be referred to herein individually as a “Party,” and collectively, as the “Parties.”

The Parties agree as follows:

1.	Services. Vendor shall provide to ARIAD the services (collectively, the “Services”) specified in the Statement of Work attached hereto as Schedule 1 and any subsequent Statements of Work or scope of work documents approved in writing by ARIAD (each, a “Statement of Work”). Once executed, each Statement of Work shall be automatically governed by the terms hereof and incorporated by reference herein. The Services shall be performed in accordance with the terms and conditions contained herein and in accordance with the Statement of Work for each project. Unless a Statement of Work specifically states otherwise, in the event of any conflict between the terms of this Agreement and the terms of a Statement of Work, the terms of this Agreement shall govern. The Services for each project shall be performed by the Vendor personnel identified in each relevant Statement of Work, unless otherwise approved by ARIAD.

2.	Payment.

2.1.	ARIAD shall compensate Vendor for the satisfactory performance of the Services according to the terms set forth in each Statement of Work. Subject to ARIAD’s prior written approval, ARIAD shall also reimburse Vendor for reasonable, necessary and documented expenses directly incurred in connection with the Services. ARIAD must approve in writing in advance any additional fee or expense.

2.2.	Vendor must address all invoices for Services to ARIAD and send them to the attention of ARIAD’s Accounts Payable Department at [***]. All invoices shall contain an itemized breakdown of all fees and expenses (and be accompanied by relevant supporting documentation), and shall be payable within 30 days after receipt; provided, however, that ARIAD may contest any invoice or portion thereof, to the extent that it reasonably believes that the charges reflected therein are inappropriate or lack a clear basis (paying all charges that are appropriate). Once any such issue or concern is resolved, ARIAD shall pay any remaining appropriate charges within thirty (30) calendar days of the date that such resolution occurs.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.3.	The Parties intend that all compensation paid hereunder will comply with the Federal Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b) and its implementing regulations (the “Federal Anti-Kickback Statute”). Vendor represents and warrants that: (i) the fees set forth in each Statement of Work represent fair market value for the performance of the Services; (ii) it performs similar services for other pharmaceutical and biotechnology companies pursuant to written services agreements; and (iii) the fees payable under each Statement of Work are consistent with the level of fees charged by Vendor for similar services. The Parties agree that the compensation set forth in each Statement of Work has not been determined in a manner that takes into account the volume or value of any referrals of business otherwise generated or that may be generated between the Parties for which payment may be made in whole or in part under any federal health care program. The Parties further acknowledge and agree that the compensation is not overtly or covertly, directly or indirectly, a rebate or discount on the purchase of ARIAD products.

2.4.	Vendor represents and warrants that it shall not make any payments or other transfers of value, directly or indirectly, in connection with this Agreement to a healthcare provider, government official, hospital and/or any similar person or entity.

3.	Confidentiality.

3.1.	“Confidential Information” means all business and proprietary information relating to ARIAD, whether or not labeled or identified as “Confidential,” including, without limitation, information or Materials (as defined in Section 8.1) given to Vendor by or on behalf of ARIAD, the terms of this Agreement and all Statements of Work, and any information Vendor observes or generates when performing Services under this Agreement.

3.1.1.	Confidential Information shall not include information that (a) Vendor previously knew about or that it obtained outside of any prior contractual relationship with ARIAD, (b) is generally available to the public or publicly divulged through no fault of Vendor, or (c) is subsequently disclosed to Vendor by a third party who is not under any obligation to ARIAD.

3.2.	Vendor acknowledges that, during the course of performing Services, its Personnel (as defined in Section 6.1) shall receive and gain access to Confidential Information relating to ARIAD’s business, which is extremely competitive, and that Vendor’s unauthorized disclosure of any such Confidential Information would result in serious harm to ARIAD.

3.3.

Vendor shall maintain the confidentiality of Confidential Information during the term of this Agreement and for a period of ten (10) years following expiration or earlier termination. Vendor shall use the Confidential Information solely in connection with the Services and for no other purpose. Vendor agrees not to disclose the Confidential Information to any person or entity other than: (a) to employees, agents, subcontractors or consultants on an as-needed basis, provided such persons are bound under substantially similar confidentiality restrictions;

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b) to the extent required by court order, legal process, or Applicable Laws (as defined in Section 4 below), provided that Vendor (i) provides ARIAD prompt advance written notice thereof (to the extent permitted by Applicable Laws) to allow ARIAD to seek a protective order with respect to such disclosure, and (ii) thereafter disclose only the minimum information required to be disclose in order to comply; or (c) as expressly authorized in writing by ARIAD.

3.4.	Vendor shall not duplicate any material containing Confidential Information, except in the direct performance of the Services. Vendor shall return all copies of materials containing Confidential Information upon Vendor’s completion of the Services or upon any earlier termination of this Agreement.

3.5.	All Confidential Information, and all patent, copyright, trade secret, trademark and other intellectual property rights therein, shall remain ARIAD’s exclusive property. No license or conveyance of any such rights to Vendor is granted or implied under this Agreement.

3.6.	Vendor acknowledges that it may receive material, non-public information about ARIAD or its affiliates and/or its or their business and that the United States securities laws prohibit trading in securities on the basis of such information.

3.7.	For the avoidance of doubt, before Vendor discloses Confidential Information as defined in this Agreement, or any other data relating to the Products or this Agreement, to any of its Personnel as defined in Section 6 or to any third-party (and including without limitation pharmacy “switches,” such as Relay Health and Experian, that transfer data between specialty pharmacies and payers), it shall ensure that any such Personnel or third-party as the case may be, agrees in writing that it shall not, either directly or indirectly (e.g., through a facilitator), disclose or permit to be disclosed such Confidential Information or data to any third party, including without limitation to any healthcare data vendors (e.g., IMS Health, Wolters Kluwer).

4.	Compliance with Law. Vendor will comply with all Federal, state and local laws, regulations and orders that are applicable to Vendor’s operations and provision of the Services including, but not limited to laws and regulations on direct-to-consumer advertising, data privacy including but not limited to the Health Insurance Portability and Accountability Act (“HIPAA”), data security, pharmaceutical advertising and promotional labeling, fraud and abuse laws and anti-kickback laws (collectively, “Applicable Laws”). Vendor will also comply with the terms of any instructions or protocols provided by ARIAD including any internal policies and/or scripts and templates provided by ARIAD regarding interactions with health care professionals or promotional/educational activities directed at ARIAD customers or their patients

5.	Data Security and Privacy.

5.1.	At times, ARIAD may provide Vendor with information that falls under the protection of certain data security and privacy laws. Vendor must implement and maintain appropriate and reasonable technical and organizational security measures to protect data that it creates, maintains or transmits and comply with all Applicable Laws and best practices in the healthcare information management industry.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5.2.	Vendor represents and warrants that it shall comply with all applicable laws related to “patient confidentiality and the protection of patient information, including, but not limited to, the regulations implementing the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), 45 C.F.R. Parts 160 and 164. Vendor shall not provide ARIAD with any data that may include patient names or identifiers. Any such data must be de-identified by Vendor in accordance with the HIPAA de-identification standard set forth at 45 C.F.R. 164.514(b), unless Vendor has on file a valid, HIPAA-compliant patient authorization.

6.	Personnel.

6.1.	“Personnel” means Vendor and any person or entity employed or engaged by Vendor, including, without limitation, its employees, contractors, consultants or agents who provide Services.

6.2.	Vendor represents and certifies that all Personnel have never been and are not currently debarred pursuant to the Generic Drug Enforcement Act of 1992, 21 U.S.C. §335(a), as amended, or any similar state law or regulation (collectively “Debarred”), excluded by the Office of Inspector General pursuant to 42 U.S.C. § 1320a-7, et seq. or any state agency from participation in any Federal or state health care program (collectively “Excluded”) or otherwise disqualified or restricted by the FDA pursuant to 21 C.F.R. 312.70 or any other regulatory authority (collectively “Disqualified”).

6.3.	Vendor will not utilize any Debarred, Excluded or Disqualified Personnel to provide any Services hereunder.

6.4.	Vendor will notify ARIAD immediately if any Personnel are threatened to become Debarred, Excluded or Disqualified.

7.	Professional Standards and Subcontractors. Vendor represents and warrants that it has the facilities, personnel, experience and expertise sufficient in quality and quantity to perform the Services in a manner commensurate with professional standards generally applicable to its industry. ARIAD shall approve in advance and in writing any and all of Vendor’s subcontractors used to perform the Services.

8.	Ownership of Materials and Intellectual Property.

8.1.	“Materials” mean any and all presentations, reports, information, inventions, concepts, data, or other works that (a) Vendor creates for ARIAD in connection with this Agreement, or (b) use Confidential Information.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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8.2.	All Materials shall be the sole and exclusive property of ARIAD, and Vendor hereby assigns to ARIAD all of its right, title, interest and ownership in such Materials, and any intellectual property rights in such Materials, including, but not limited to, patents, patent applications, and copyrights (“IP Rights”).

8.2.1.	Vendor shall not, during or after the term of this Agreement, be entitled to or claim any right, title or interest herein or any commission, fee or other direct or indirect benefit from ARIAD, in respect of such Materials or IP Rights.

8.2.2.	Vendor agrees to execute or cause its agents and employees to execute any documents necessary or desirable to secure or perfect ARIAD’s legal rights and worldwide ownership in such Materials and IP Rights. Upon termination of this Agreement, or at any time prior thereto, Vendor shall, at ARIAD’s request, transfer, assign and make available to ARIAD all Materials in Vendor’s possession or control belonging to ARIAD.

8.2.3.	Vendor shall treat the Materials and IP Rights as Confidential Information and shall not use them for the benefit of any party other than ARIAD or for any purpose other than in connection with the Services.

9.	Inspection; Audit.

9.1.	ARIAD and its agents or representatives shall be provided reasonable access to Vendor’s facilities, during Vendor’s regular hours of business, to perform quality assurance inspections at mutually agreeable times.

9.2.	Vendor shall notify ARIAD as soon as reasonably practicable of all inspections or anticipated inspections of its facility conducted by any regulatory authority, including, without limitation, the FDA, that is directly related to the Services. Vendor shall allow ARIAD representatives to be present during any such inspections. Vendor shall promptly provide copies of any and all reports, citation, violations, warnings, and notices of deficiency received by Vendor in connection with such inspections.

9.3.	During the term of the Agreement and for a period of two years thereafter, Vendor will keep complete and accurate records relating to the Services in sufficient detail to confirm Vendor’s compliance with the terms of this Agreement. During such period, upon at least ten (10) days prior notice (which notice will specify the purpose of the audit and the time period to be audited), during normal business hours, ARIAD or its third party designee (the “Auditor”)), will be permitted to audit the relevant books and records of Vendor that are maintained in connection with the Services provided under this Agreement; provided however, that such audit right will be limited to no more than once per twelve (12) month period and no time period may be audited more than once, unless required by the FDA or any other government agency. Each audit will be at the sole expense of ARIAD provided; however, ARIAD will have no obligation to pay any costs incurred by Vendor, its employees or agents in cooperating with such audit.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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10.	Records.

10.1.	Vendor will maintain all Materials, data and documentation obtained or generated in the course of providing Services, including all computerized records and files (the “Records”), in a secure area protected by Vendor’s commercially reasonable efforts from fire, theft and destruction.

10.2.	Upon ARIAD’s written instruction, all Records will either be (a) delivered to ARIAD in such form as is then currently in the possession of Vendor; (b) retained by Vendor for a period of 5 years from the Effective Date of the applicable Statement of Work, or as otherwise required by Applicable Laws; or (c) disposed of, pursuant to ARIAD’s direction and written request, unless Vendor is required to store or maintain such Records under Applicable Laws. Vendor will not dispose of any such Records without first giving ARIAD 60 days’ prior written notice of its intent to do so. Vendor may retain copies of any Records as are reasonably necessary for regulatory or insurance purposes, subject to Vendor’s obligations of confidentiality.

11.	Representations and Warranties. Vendor represents and warrants on behalf of itself, its affiliates and any person performing the Services (referred to collectively in this Section 11 as “Vendor”) that:

11.1.	The Services and work product shall be of professional quality and all information Vendor provides to ARIAD shall be accurate in accordance with commercially acceptable standards. Any Services provided by Vendor under ARIAD’s technical direction that ARIAD claims are less than professional quality, or which renders any or all of Vendor’s work product hereunder reasonably unreliable or unusable by ARIAD, shall be corrected by Vendor without charge to ARIAD provided that ARIAD provides written notice of alleged poor quality within 30 days after it first became aware of the issue.

11.2.	Vendor’s performance of the Services will not violate any proprietary rights of any third party, including, without limitation, confidential relationships and patent and copyright rights.

11.3.	It has no obligations to or relationships with, and during the term of this Agreement will not create obligations to or relationships with, other parties, that would (a) create a conflict with performing the Services under this Agreement, or (b) prevent Vendor from performing the Services under this Agreement.

11.4.	Vendor has and shall maintain all federal, state, and local licenses or registrations necessary to perform the Services (including, but not limited to the lawful handling, storage, dispensing and shipping of pharmaceutical products), and Vendor shall notify ARIAD immediately of any denial, revocation or suspension of, or any adverse action taken against, any such license or registration, or any material changes in the license or registration, that would obstruct Vendor’s ability to perform the Services.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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11.5.	Vendor has the authority under Applicable Law, including but not limited to applicable board of pharmacy regulations, to perform the Services.

11.6.	Vendor shall dispense ARIAD products strictly in accordance with ARIAD requirements and Applicable Law. With respect to ARIAD product subject to a Risk Evaluation and Mitigation Strategy (“REMS”), Vendor shall dispense such product strictly in accordance with such REMS or additional requirements.

11.7.	Services for which any fees are to be paid under a Statement of Work are incremental to the services that Vendor typically performs for patients.

11.8.	The clinical judgment of the patient’s treating physician (or other healthcare provider) shall not be undermined or otherwise usurped in the performance of the Services. Vendor will not implement any intervention technique, counsel or encourage any patient or physician to use or prescribe ARIAD product over any other medically-appropriate product. Vendor shall not offer physicians or any other healthcare professionals any financial inducement to prescribe or switch patients to any ARIAD product.

11.9.	Any Services which are to be performed by a nurse or pharmacist shall be performed by qualified, trained and competent nurses and pharmacists. Each such nurse or pharmacist shall (i) possess a current and valid license, certification, or legal authorization, as applicable, in his/her applicable profession in each state in which he/she will perform Services; (ii) have no prior practice-related infractions or disciplinary history from any governing organization (e.g., state boards of nursing); and (iii) be and remain in good standing in the applicable state. Notwithstanding the above, ARIAD may, in its sole discretion, preclude any individual nurse and/or pharmacist from performing Services. Any nurses performing Services shall be required to comply with paragraph 11.10 above.

11.10.	In the course of performing Services, Vendor shall (i) not suggest that a ARIAD product is safer or more efficacious than the data in the product package insert demonstrates nor make comparative claims to other products that are not supported by the product package insert; and (ii) obtain ARIAD’s prior written approval of the content of any such communication.

11.11.	Vendor shall inform ARIAD promptly of any event or change in circumstances that may negatively affect Vendor’s ability to perform any of its obligations under this Agreement in the manner contemplated by the Parties.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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12.	Indemnification; Limitation of Liability.

12.1.	Vendor shall indemnify, defend and hold harmless ARIAD and its affiliates from and against any and all damages, liabilities, losses, costs and expenses (including, but not limited to, reasonable attorneys’ fees) (collectively, “Losses”) arising from or relating to any third-party claim, suit, action, investigation or proceeding (each, an “Action”) as a result of a (a) material breach of this Agreement or any Statement of Work; (b) Vendor’s negligence or willful malfeasance in performing the Services; or (c) infringement of any third party intellectual property.

12.2.	ARIAD shall indemnify, defend and hold harmless Vendor from and against any and all Losses arising from or relating to any Action as a result of a (a) material breach of this Agreement or any Statement of Work; (b) ARIAD’s negligence or willful malfeasance; or (c) infringement of any third party intellectual property.

12.3.	Indemnification under Sections 12.1 and 12.2 will be provided only on the conditions that: (a) the indemnifying Party is given written notice within 15 calendar days after the indemnified Party receives notice of the subject Action (provided failure to give such notice within such period shall not bar a claim for indemnification except to the extent such failure has prejudiced the indemnifying Party); (b) the indemnifying Party has sole control of the defense and all related settlement negotiations, provided any settlement that would impose any monetary or injunctive obligation upon the indemnified Party shall be subject to such Party’s prior written approval; and (c) the indemnified Party provides cooperation and information in furtherance of such defense, as reasonably required by the indemnifying Party.

12.4.	Except for claims for (a) indemnification under Section 12.1 or 12.2, (b) personal injury due to negligence, (c) wrongful death, (d) willful misconduct or (e) fraud, in no event shall either Party be liable to the other for special, indirect, incidental, punitive, exemplary or consequential damages (including, but not limited to, loss of profits, loss of data or loss of use damages) even if such Party has been advised of the possibility of such damages or losses. Except for claims for (i) indemnification under Section 12.1 or 12.2, (ii) personal injury due to negligence, (iii) wrongful death, (iv) willful misconduct or (v) fraud, the entire liability of either Party to the other in connection with Services and any agreement between the Parties relating thereto (whether based on breach of contract, breach of warranty, negligence or any other legal theory) shall not exceed, in the aggregate, the total amount of fees paid or payable under this Agreement.

13.	Term and Termination.

13.1.	This Agreement shall commence on the Effective Date and shall continue in effect for one (1) year, unless terminated earlier in accordance with Section 13.

13.2.	Vendor does not have the right to terminate this Agreement nor any Statement of Work without cause.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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13.3.	This Agreement and any Statement of Work may be terminated:

13.3.1.	By ARIAD for convenience upon 30 days written notice to Vendor;

13.3.2.	By written agreement of the Parties; or

13.3.3.	By written notice of either Party, if the other Party is in breach of its obligations, representations or warranties set forth in this Agreement, which breach is not cured within ten (10) days after receipt of written notice of such breach,

13.4.	Notwithstanding the foregoing, either Party may terminate this Agreement immediately upon written notice if the other Party: (a) becomes insolvent; (b) becomes the subject of a petition in bankruptcy which is not withdrawn or dismissed within 60 days thereafter; (c) makes an assignment for the benefit of creditors; or (d) breaches any material obligation under this Agreement (including but not limited to payment obligations) and fails to cure such breach within 30 days after delivery of notice thereof by the non-breaching Party. ARIAD may terminate this Agreement, or any Statement of Work hereunder, for any reason upon 30 days’ written notice.

13.5.	Upon enactment of Federal, state or local legislation, rules or regulations, or the issuance of an administrative, judicial or legislative interpretation of existing laws, which, in the reasonable opinion of counsel to either Party, could render illegal or unenforceable the transactions contemplated by this Agreement or have a material adverse impact on such Party and/or any of its affiliates (economic or otherwise) if the Agreement remained in effect unmodified, the Parties shall negotiate in good faith to amend the Agreement to be consistent with the enactment or issuance; provided, however, that either Party may terminate the Agreement upon written notice if the Parties are unable to reach an agreement within thirty (30) days.

13.6.	Upon termination of this Agreement or individual Statement of Work, Vendor shall: (a) be entitled only to the fees due and documented expenses incurred prior to notice of termination, which shall include reasonable and necessary non-cancelable expenses incurred prior to notice of termination; (b) return the prorated share of any fees ARIAD paid in advance under any Statement of Work; (c) transfer, assign, and make available to ARIAD all Materials, at ARIAD’s request; (d) and give all reasonable cooperation toward transferring with approval of third parties its interest in all contracts and arrangements, if any, that Vendor properly entered into during the performance of this Agreement or individual Statement of Work, upon being duly released from the obligation thereof.

13.7.	Provisions regarding the following matters shall survive the termination or expiration of this Agreement: Confidentiality, Data Security and Privacy, Ownership of Materials and Intellectual Property, Inspection, Records, Representations and Warranties, and Indemnification, Limitation of Liability, Term and Termination, Third-Party Obligations and Publicity, and General Provisions.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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14.	Insurance. Vendor represents that it maintains and will continue in force during the term of this Agreement, at its expense, commercial general liability insurance and errors and omissions insurance, each with a combined single limit of $1,000,000. Each Party shall be solely responsible for workmen’s compensation claims brought by its respective employees, and will not hold the other liable for such claims. When this Agreement requires performance of Services on ARIAD’s premises, Vendor shall maintain worker’s compensation and employer’s liability insurance covering its employees or agents engaged in such Services in amounts no less than required by Applicable Laws. Upon request, Vendor shall provide to ARIAD certificate(s) of insurance evidencing compliance with this Section.

15.	Independent Contractors. The Parties to this Agreement are independent contractors, and nothing contained in this Agreement shall be construed to place the Parties in the relationship of employer and employee, partners, principal and agent or joint venturers. Neither Party shall have the power to bind or obligate the other Party, nor shall either Party hold itself out as having such authority.

16.	Third-Party Obligations and Publicity. In connection with this Agreement, Vendor shall not make commitments or disbursements, incur obligations or disseminate any material of any kind using the name or any trademarks of ARIAD without ARIAD’s prior written approval. Vendor agrees not to use ARIAD’s name in any advertising or sales material without ARIAD’s prior written consent.

17.	General Provisions.

17.1.	Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without reference to its conflicts of laws principles.

17.2.	Waivers. The failure of either Party to take action as a result of a breach of this Agreement by the other Party shall constitute neither a waiver of the particular breach involved nor a waiver of either Party’s right to enforce any provision of this Agreement through any remedy granted by Applicable Laws or this Agreement.

17.3.	Severability. If any portion of this Agreement is found to be invalid or unenforceable by a court of competent jurisdiction, that finding shall not invalidate any other terms of this Agreement, and those terms shall remain in full force and effect.

17.4.	Integration and Amendments. This Agreement, including each Statement of Work governed hereby, contains the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all prior written or oral communications. This Agreement and each Statement of Work may not be modified or amended except by an instrument in writing signed by both Parties. No pre-printed terms of any subsequent purchase order or invoice will supersede the terms of this Agreement.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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17.5.	Assignment and Delegation. Vendor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of ARIAD. Any purported assignment in violation of this subsection shall be invalid.

17.6.	Successors and Assigns. This Agreement binds and benefits the Parties and their respective successors and assigns.

17.7.	No Third-Party Beneficiaries. Except as otherwise provided herein, this Agreement is intended to be solely for the benefit of the Parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any other person.

17.8.	Notices. A notice or consent that occurs shall become effective when the intended recipient receives it. All notices, requests and other communications hereunder must be in writing and delivered personally, by facsimile transmission with answer back confirmation or by overnight courier, to the Parties at the following addresses or facsimile numbers:

If to ARIAD:	If to Vendor:

With a copy to:	With a copy to:

General Counsel ARIAD Pharmaceuticals, Inc. 26 Landsdowne Street Cambridge, MA 02139 Fax: (617) 225-2860	Biologics, Inc. Attn: Michele Coakley 120 Weston Oaks Court Cary, NC 27513 Fax: (919) 831-0440

17.9.	Non-Solicitation. During the term of this Agreement, and for a period of 1 year thereafter, Vendor will not hire or retain as an employee, consultant, independent contractor or in any other capacity any employee or former employee of ARIAD who was involved in the project defined in the Statement of Work, nor any present or former consultant or independent contractor who was involved in the project defined in the Statement of Work on behalf of ARIAD. Similarly, during the term of this Agreement, and for a period of 1 year thereafter, ARIAD will not hire or retain as an employee, consultant, independent contractor or in any other capacity any employee or former employee of Vendor, nor any present or former consultant or independent contractor who was involved in the project defined in the Statement of Work on behalf of Vendor.

17.10.

Adverse Events/Product Complaints. In the event Vendor is notified by any third party of an Adverse Event or Product Complaint concerning ARIAD’s product Iclusig®, Vendor, utilizing instructions provided by ARIAD, shall immediately report Adverse Event and/or Product

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Complaint information directly to ARIAD within twenty-four (24) hours of notification of such Adverse Event and/or Product Complaint or by the end of the next business day. Unless Vendor is required by law to report a complaint or Adverse Event, only ARIAD shall (i) notify the appropriate federal, state, and local authorities of any Vendor, Customer, or end-user, Adverse Events and/or Product Complaint (ii) evaluate any and all Adverse Events and/or Product Complaints from Vendor, Customers, or end-users, and (iii) respond regarding Adverse Events and/or Product Complaints, as ARIAD deems appropriate.

17.11.	Product Recall/Withdrawal. ARIAD shall notify Vendor in the event of a Product recall or withdrawal and provide Vendor instructions on how to assist in implementing such recall or withdrawal. ARIAD, in its sole discretion, shall determine what, if any, assistance to request and shall make such a determination on a case-by-case basis. ARIAD shall compensate Vendor for the reasonable documented out-of-pocket expenses incurred in performing any assistance requested in writing by ARIAD.

17.12.	Force Majeure. Neither Party will be liable for delay or failure of performance occasioned by causes beyond its control, including, but not limited to, acts of God or the public enemy, civil unrest, riots, acts of terrorism, declared or undeclared wars, fires, floods, unusually severe weather, earthquakes, acts of the Federal, state or local government (including any court decision), volcanoes, or pandemics (“Force Majeure Event”). If either Party is affected by a Force Majeure Event, the affected Party will give the other written notice, which will cause, without penalty to either Party, all obligations under this Agreement to be immediately suspended for a period of sixty (60) days. If the period of suspension caused by the Force Majeure Event exceeds that first sixty (60) day period, either Party may terminate the Agreement upon thirty (30) days written notice.

17.13.	Counterparts. For the convenience of the parties, this Agreement may be (i) executed in counterparts, each of which shall be deemed to be an original, and both of which taken together shall constitute one agreement binding on both parties, and (ii) delivered electronically by email or facsimile transmission of executed signature pages. The parties agree that any signature delivered by email or facsimile transmission shall have the same force and effect as an original signature.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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To evidence the Parties’ agreement to this Agreement, they have signed and delivered it as of the last date written below.

ARIAD Pharmaceuticals, Inc.		Biologics, Inc.

By:	/s/ Marty J. Duvall	By:	/s/ Daniel Duffy
Name:	Marty J. Duvall	Name:	Daniel Duffy
Title:	SVP, Commercial Operations	Title:	Chief Business Development Officer
Date:	1/21/14	Date:	1/14/14

SCHEDULE 1

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.12

CONFIDENTIAL

SCHEDULE 1

STATEMENT OF WORK #1

PROGRAM DESIGN, SET-UP & IMPLEMENTATION AND PROGRAM MANAGEMENT

This Statement of Work # 1(“SOW 1”) is entered into as of the last date written on the signature page below (“Effective Date”) by and between ARIAD Pharmaceuticals, Inc. (“ARIAD”), with a business address at 26 Landsdowne Street, Cambridge, Massachusetts, 02139, and Biologics, Inc. (“Vendor”), with an office at 120 Weston Oaks Court, Cary, North Carolina, 27513, pursuant to the terms of the Master Services Agreement (the “Master Services Agreement”) between ARIAD and Vendor dated January 14, 2014 which is incorporated hereunder in its entirety by reference. ARIAD and Vendor may also be referred to herein individually as a “Party,” and collectively, as the “Parties.”

PART I: PROJECT INFORMATION

A.	Project Title

Iclusig® (ponatinib) Program Design, Set-Up, Implementation, and Program Management

B.	General Description

ARIAD is in the business of marketing and selling pharmaceutical products and has developed a closed distribution model to support its product Iclusig® (ponatinib). ARIAD has selected Vendor as the exclusive specialty pharmacy provider of Product in the United States to patients, physicians, health care providers, and payers. As the exclusive provider of Product, Vendor will design, set-up, implement and manage a Product Program on behalf of ARIAD that will include the following components:

•	sIND Patient Transition

•	ARIAD PASS Customer Support Services

•	Provider Relations & Outreach

•	Patient Access Services

•	ARIAD Copay Card Program

•	Payor Access

•	Specialty Pharmacy Services

•	PAP, QuickStart & Assurance Program Eligibility & Distribution

•	Data Aggregation & Reporting

This SOW sets forth the program design, set-up, implementation and program management services that Vendor shall perform for ARIAD (the “Services”). Vendor shall perform the Services described in this SOW in accordance with the highest professional standards and quality, and in a manner that shall not infringe, misappropriate, or violate the rights of any third party.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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C.	Tasks and Timeframe

Vendor shall perform the following Services in accordance with the terms and conditions of the Master Services Agreement and shall be compensated in accordance with the associated Service Fee identified below. Time is of the essence in the delivery of all services and deliverables.

Program Design, Set-Up & Implementation:

•	Establish designated implementation and program teams

•	Develop internal materials, SOPs and detailed workflows for program personnel

•	Conduct training for all program team members (related to both Product and to the Program components)

•	Establish data connectivity with Data Aggregator (third-party entity selected by ARIAD) for data imports and exports. Work with ARIAD and Data Aggregator to develop and implement program-specific reports

•	Information System Customization

•	Develop program communications, which shall be approved by ARIAD prior to use

•	Designate specific toll free fax and telephone lines

Program Management: Monthly Administrative & On-Going Program Support Services

•	Program management and oversight of program operations

•	Monthly creation, review and delivery of ad-hoc program reports

•	Quarterly business reviews and program insight

•	Day-to-day administration and monitoring of program

•	Management of quality review processes

•	Maintenance of product environment and supporting technology infrastructure

•	Network maintenance and program auditing

•	Routine performance reporting and support for Ad Hoc performance report requests

D.	Term

This SOW will be effective upon execution by a duly authorized representative of each Party (the “Effective Date”). This SOW shall expire on January 14, 2015, unless earlier terminated according to the terms of the Master Services Agreement or automatically renewed pursuant to this Section. This SOW shall automatically renew for two consecutive terms of one year each unless either Party provides the other Party with written notice of non-renewal at least thirty (30) days prior to the expiration date of this SOW.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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PART II: COSTS AND PAYMENT SCHEDULE

In consideration of Vendor’s performance of the Program Design, Set-Up & Implementation and Program Management services hereunder, ARIAD shall pay Vendor the Service Fees as set forth below. Vendor shall submit monthly invoices to ARIAD not later than thirty (30) calendar days after the end of each calendar month. Vendor’s invoices must be accompanied by adequate supporting documentation for all amounts requested, as well as any other terms or information as reasonably requested by ARIAD. Invoices shall be due and payable within thirty (30) calendar days after ARIAD’s receipt of such properly supported invoices; provided, however, that ARIAD may contest any invoice or portion thereof, to the extent that it reasonably believes that the charges reflected therein are inappropriate or lack a clear basis (paying all charges that are appropriate). Once any such issue or concern is resolved, ARIAD shall pay any remaining appropriate charges within thirty (30) calendar days of the date that such resolution occurs.

Program Design, Set-Up and Implementation	$ [***] One-time, non-refundable fee Due to Vendor upon SOW signature by both parties
Program Management	$ [***] per month

To evidence the Parties’ agreement to this Agreement, they have signed and delivered it as of the last date written below.

ARIAD Pharmaceuticals, Inc.		Biologics, Inc.

By:	/s/ Marty J. Duvall	By:	/s/ Daniel Duffy
Name:	Marty J. Duvall	Name:	Daniel Duffy
Title:	SVP, Commercial Operations	Title:	Chief Business Development Officer
Date:	1/21/14	Date:	1/14/14

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit 10.12

CONFIDENTIAL

SCHEDULE 2

STATEMENT OF WORK #2

SPECIALTY PHARMACY DATA REPORTING SERVICES

This Statement of Work #2 (“SOW 2”) is entered into as of the last date written on the signature page below (“Effective Date”) by and between ARIAD Pharmaceuticals, Inc. (“ARIAD”), with a business address at 26 Landsdowne Street, Cambridge, Massachusetts, 02139, and Biologics, Inc. (“Vendor”), with an office at 120 Weston Oaks Court, Cary, North Carolina, 27513, pursuant to the terms of the Master Services Agreement (the “Master Services Agreement”) between ARIAD and Vendor dated January 14, 2014 which is incorporated hereunder in its entirety by reference. ARIAD and Vendor may also be referred to herein individually as a “Party,” and collectively, as the “Parties.”

PART I: PROJECT INFORMATION

A.	Project Title

Iclusig® (ponatinib) (“Product”) Specialty Pharmacy Data Reporting Services

B.	General Description

ARIAD is in the business of marketing and selling pharmaceutical products and has developed a closed distribution model to support its product Iclusig® (ponatinib). ARIAD has selected Vendor as the exclusive specialty pharmacy provider of Product in the United States to patients, physicians, health care providers, and payers. This SOW sets forth the data reporting services Vendor shall perform for ARIAD relating to its distribution of Product. Vendor shall perform the Services in accordance with the highest professional standards and quality, and in a manner that shall not infringe, misappropriate, or violate the rights of any third party. Unless otherwise specified, if there is a dispute arising over a conflict or ambiguity between the terms and conditions of this Statement of Work and those in the Master Services Agreement, the terms and conditions of the Master Services Agreement shall control such dispute.

C.	Definitions:

a.	“Adverse Event” means any untoward medical occurrence in a patient or clinical investigation subject administered a pharmaceutical product which does not necessarily have a causal relationship with this treatment. This includes the following: An adverse event occurring in the course of the use of a drug product in professional practice; an adverse event occurring from drug overdose whether accidental or intentional; an adverse event occurring from drug abuse; an adverse event occurring from drug withdrawal; and any failure of expected pharmacological action. For the purposes of this Statement of Work, any report of a patient death is considered an adverse event.

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b.	“Product Complaint” means: a report regarding a problem or potential problem with the quality, performance or safety of a medical product that has been distributed for commercial use. A complaint is generally initiated by a source external to the product manufacturer. A complaint includes information concerning any bacteriological contamination, or any significant chemical, physical, or other change or deterioration in the distributed drug product and its packaging/labeling, or any failure of one or more distributed batches of the drug product to meet the specifications established for it in the application.

c.	“Affiliate” means, with respect to any entity, any other entity that directly or indirectly controls, is controlled by, or is under common control with, such first entity. For the purposes of this definition, “control,” as applied to any entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that entity, whether through the ownership of voting securities, by contract, or otherwise.

d.	“Master Services Agreement” means the Master Services Agreement between ARIAD and Vendor dated January 14, 2014

e.	“Statement of Work” or “SOW” mean this Statement of Work 2 for specialty pharmacy data reporting services, pursuant to the Master Services Agreement and any exhibits attached hereto or incorporated by reference herein, and any Work Orders executed hereunder.

f.	“Diverted Product” means (i) expired, defective, or out of specification Product that is diverted from planned destruction, (ii) Product within ARIAD’s product quality specifications that is intended for one market and sold or transferred into another market in violation of applicable laws, regulations, ARIAD policies, or ARIAD contracts, (iii) Product theft from within the distribution or supply chain, (iv) Product acquired, repackaged, and sold by a third party in a standard or customary size or unit of measure that ARIAD currently offers for sale in the Territory, or (v) Product sold by ARIAD for use in non-domestic markets which is subsequently sold or imported for sale or use in the Territory.

g.	“Inventory” means the sum of all Product quantities (i) on hand at Vendor’s facility, and (ii) on order with ARIAD, including quantities in transit from ARIAD to Vendor’s facility.

h.	“National Drug Code (NDC)” means unique code assigned to the manufacturer, the drug product and the drug package

i.	“Payer” means any health maintenance organization, preferred provider organization, indemnity insurance carrier, other health benefits plan or program, whether pre-paid, fee-for-service, employer self-funded or insured, or governmental agency which pays all or part of the cost of the prescription drug benefit for qualified members.

j.	“Prior Authorization” means the process by which a Payer requires its prior approval for the coverage of a prescribed pharmaceutical product for a specified patient.

k.	“Product(s)” means the pharmaceutical product(s) that is listed in the Master Services Agreement subject to the addition or deletion of specific Products by ARIAD in accordance with the Master Services Agreement.

l.	“Data Reporting Services” means the services to be performed by Vendor for ARIAD hereunder, as further described in Section D, Exhibit A, and in any Work Order executed by the Parties hereunder.

m.	“Data Reporting Fees” means the fees to be paid by ARIAD to Vendor the Services described in Part II hereunder.

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n.	“Territory” means the fifty (50) states of the United States, the District of Columbia, and Puerto Rico only.

o.	“Unauthorized Deduction” means any deduction taken by Vendor against amounts due to ARIAD.

p.	“WAC” means the wholesale acquisition cost for a Product communicated to Vendor by ARIAD and in effect on the date an order is received by ARIAD from Vendor; it is understood and agreed that WAC is ARIAD’s list price to Vendor, and that it excludes data reporting fees, and any other discounts, allowances, and price concessions.

D.	Data Reporting Services

Subject to and in accordance with the terms and conditions of the Master Services Agreement, Vendor shall perform the data reporting services described in Exhibit A (the “Services”) during the term of this SOW. Vendor shall provide the Services in a timely and accurate manner in accordance with the schedules set forth in Exhibit A.

E.	Product Purchase Terms and Conditions and Vendor Obligations

As the exclusive specialty pharmacy provider of Product, the following terms and conditions and Vendor obligations shall apply to Vendor’s purchase and distribution of Product. The Parties acknowledge and agree that ARIAD shall not pay Vendor any service fees for satisfying the following terms, conditions and obligations.

i.	Product Purchase: Vendor shall purchase 100% of its requirements of Product directly and exclusively from ARIAD and shall not purchase or accept Product from any entity or person other than ARIAD without prior written approval from ARIAD. Vendor shall not market, sell, distribute, dispense, transfer, or trade in any manner Product that has been obtained from any source other than ARIAD without prior written approval from ARIAD.

ii.	Product Modifications: ARIAD reserves the right to add any new FDA-approved strength or package size of Product to this SOW at the same terms and conditions as the existing Product in this SOW, such addition being effective upon date indicated by ARIAD in its written notice to Vendor.

iii.	Financial Responsibility: Vendor shall maintain its direct purchase account(s) with ARIAD in good credit standing, including without limitation meeting ARIAD’s payment terms and conditions. ARIAD reserves the right to apply a credit limit to Vendor’s direct purchase account(s) as deemed appropriate by ARIAD. Vendor shall maintain an adequate financial condition satisfactory to ARIAD and shall substantiate such condition with annual audited financial statements within 14 days upon request by ARIAD or as ARIAD otherwise requests in writing.

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iv.	Audit: As consistent with the “Inspection; Audit” and “Records” provisions of the Master Services Agreement, upon reasonable prior written notice, ARIAD shall have the right, at its own expense, any time during the term of SOW 2 to audit during normal business hours, either through its designee or on its own, Vendor’s records, data and documentation regarding Product and to examine Vendor’s inventory of Product at any Vendor Facilities. Vendor agrees to fully cooperate with ARIAD for the purpose of any audit conducted under this Section. Prior payment by ARIAD shall not preclude ARIAD from questioning the correctness, completeness, or accuracy of Vendor’s data, and in the event that any inconsistencies or errors are discovered, Vendor shall rectify the errors immediately. In the event any such audit discloses an overpayment, Vendor shall promptly pay the amount thereof to ARIAD. This Section shall survive the expiration or earlier termination of the Master Services Agreement or of SOW 2.

v.	Product Order Requirements: Vendor shall transmit orders for Product to ARIAD using an electronic data transmission or other process agreed to in writing by the Parties. Vendor shall transmit a maximum of up to four (4) orders per calendar week per approved pharmacy location owned or operated by Vendor (“Approved Facility”), unless ARIAD otherwise agrees in advance and in writing. Vendor agrees to pay for additional handling and shipping costs incurred by ARIAD on expedited Product orders. Vendor shall maintain in each and every Approved Facility an inventory on hand/on order not to exceed [***] ([***]) [***] on an NDC by NDC basis.

vi.	Product Pricing: ARIAD shall invoice Vendor for its Product purchases at Wholesale Acquisition Cost, plus all applicable Federal and state taxes. ARIAD in its sole discretion will determine the effective date and time of any change in WAC. All orders for Product received by ARIAD prior to the effective date and time (5PM EST) of a change in WAC and subsequently shipped by ARIAD shall be invoiced by ARIAD at the old price. All orders for Product that ARIAD receives on or after the effective date and time (5PM EST) of a change in WAC and subsequently shipped by ARIAD shall be invoiced by ARIAD at the new price.

vii.	Taxes: Vendor is responsible for payment of any tax, duty, custom, or other fee imposed by any federal, state, or local governmental authority on Product purchases. WAC is exclusive of any such tax, duty, custom, or fee and if ARIAD is collecting the same, it will be added to the invoice as a separate line item.

viii.	Shipment & Delivery: Unless otherwise agreed by ARIAD and Vendor in writing, ARIAD will determine the time, route, and carrier of all Product shipments to Vendor. ARIAD will pay shipping costs associated with all Product shipments. Should Vendor request special routing which results in higher transportation costs, the difference in costs shall be paid by Vendor. Terms are F.O.B. Origin, with shipping and insurance to be prepaid by ARIAD. ARIAD agrees not to ship any product with less than 4 months of remaining shelf life at the time of delivery.

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ix.	Damages & Returns: With regard to any shipment referenced above that was (i) shipped to Vendor by ARIAD in error, (ii) damaged during transit and noted as such at time of delivery, and/or (iii) shorted in quantity of Product and noted as such at time of delivery, Vendor shall not revoke any acceptance of the shipment and shall notify the carrier and ARIAD immediately, but in any event no later than forty-eight (48) hours of receipt of the shipment. Vendor acknowledges and agrees risk of loss shall not pass back to ARIAD because of any shipping error, known damage, or known shortage, or for any other reason. Vendor shall provide any and all documentation requested by ARIAD in order to resolve the matter. Vendor shall return any such Product to ARIAD or its designee, in accordance with instructions provided by ARIAD. If any shipment referenced above, is damaged or contains a concealed damage or shortage, Vendor shall notify the carrier and ARIAD within three (3) calendar days and no later than five (5) calendar days after receipt of the shipment. Vendor shall provide any and all documentation requested by ARIAD in order to resolve the matter. Vendor shall return any such damaged Product to ARIAD or its designee, in accordance with instructions provided by ARIAD. ARIAD will provide its current Return Goods Policy to Vendor upon execution of contract.

x.	Payment Terms: EFT 32. All payments must be made via EFT 32. ARIAD shall invoice Product orders on the date of shipment to Vendor. If the due date (day 32) falls on a Saturday, Sunday, or bank holiday, then the first business day after such Saturday, Sunday, or bank holiday shall be deemed the due date. If payment of undisputed amounts is not received by the due date identified in Section IX, as applicable, ARIAD reserves the right to charge Vendor simple interest on the overdue amount at the lower of (i) one and one-half percent (1 1⁄2%) per month, or (ii) the maximum rate permitted by applicable law. Such simple interest shall accrue on a daily basis from the date on which payment became overdue up to the date on which ARIAD receives the full outstanding amount. Vendor must pay all invoices in full under the terms specified herein and no deductions are permitted except for ARIAD issued credit memo or for amounts reasonably disputed in good faith.

xi.	Claims for Credit: Vendor shall notify ARIAD in writing of any claim seeking credit for delivery shortages, physical damage, pricing discrepancies, mis-shipments, or any other claim for credit within the time limits in Section VII above, as applicable. Vendor will cooperate with ARIAD in the processing of all claims, including without limitation providing reasonably available information and documents as requested by ARIAD, and returning damaged Product in accordance with ARIAD’s return goods policy. Although ARIAD will investigate and resolve Vendor’s claim within thirty (30) calendar days after receiving the claim and appropriate supporting documentation. Vendor shall not make any unauthorized deductions under this Statement of Work, including (i) shipment/delivery issues or (ii) any claim alleged by, or any debt owed by ARIAD to, an Affiliate of Vendor or any other third party.

xii.

Handling & Storage of Product: Vendor shall maintain and provide to ARIAD, upon ARIAD’s request, all documentation verifying that Vendor has met all legal and regulatory license and similar requirements in accordance with federal, state, and local laws, including all applicable

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licenses or certifications associated with pharmaceutical product distribution in the Territory, such as Drug Enforcement Agency (DEA) numbers. Vendor shall maintain Product under proper storage conditions, in accordance with product labeling and ARIAD’s instructions, during handling and dispensing. Vendor shall permit ARIAD to conduct a physical inspection of Vendor’s Approved Facilities within ten (10) calendar days of a written request by ARIAD.

xiii.	Adverse Events: In the event Vendor is notified by any third party of an Adverse Event or Product Complaint concerning a Product, Vendor shall immediately report Adverse Event and/or Product Complaint information directly to ARIAD within twenty-four (24) hours of notification of such Adverse Event and/or Product Complaint or by the end of the next business day utilizing instructions provided by ARIAD. Unless Vendor is required by law to report a complaint or Adverse Event, only ARIAD shall (i) notify the appropriate federal, state, and local authorities of any Vendor, Customer, or end-user, Adverse Events and/or Product Complaint (ii) evaluate any and all Adverse Events and/or Product Complaints from Vendor, Customers, or end-users, and (iii) respond regarding Adverse Events and/or Product Complaints, as ARIAD deems appropriate.

xiv.	Product Recalls: ARIAD shall notify Vendor in the event of a Product recall or withdrawal and shall provide Vendor instructions on how to assist in implementing such recall or withdrawal. ARIAD, in its sole discretion, shall determine what, if any, assistance to request and shall make such a determination on a case-by-case basis. ARIAD shall compensate Vendor for the reasonable documented out-of-pocket expenses incurred by Vendor in performing any assistance requested by ARIAD in writing.

xv.	Core Pharmacy Patient Services: As a specialty pharmacy, Vendor typically provides a wide array of services to patients and their caregivers. Upon receipt of each Product prescription referral, Vendor will perform the following activities, in accordance with the Master Services Agreement:

i.	Vendor will perform its standard procedure for benefits investigation, prior authorization approval, insurance verification, co-pay collection, filling the prescription, contacting the patient and the provider, and shipping the completed prescription.

ii.	Once Vendor is able to complete a Product prescription referral, it will follow its standard patient compliance and adherence services, and its standard process for refilling prescriptions each month for medically appropriate patients. Vendor will perform its standard adherence services only where refills are medically appropriate for the particular patient in accordance with the Product label and the patient’s treating physician’s instructions. Vendor shall not perform any patient adherence services for any patient who has discontinued use of Product due to adverse reactions or due to any clinical determination by the patient’s prescribing physician.

iii.	Vendor will distribute to the patient ARIAD-provided patient education materials with the first filled prescription (if available). Vendor will not alter or edit such materials, nor shall Vendor provide any other materials to patients without ARIAD’s prior written approval.

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xvi.	Payer Networks: Vendor will use reasonable commercial efforts to secure product-specific Letter of Agreements (LOAs) with payers to gain in-network provider status with respect to dispensing Product.

E.	Term and Termination

This SOW will be effective upon execution by a duly authorized representative of each Party (the “Effective Date”). This SOW shall expire on January 14, 2015, unless earlier terminated according to the terms of the Master Services Agreement or automatically renewed pursuant to this Section. This SOW shall automatically renew for two consecutive terms of one year each unless either Party provides the other Party with written notice of non-renewal at least thirty (30) days prior to the expiration date of this Agreement.

This SOW may be terminated by either Party, with or without cause, upon sixty (60) days’ written notice to other Party

PART II: COSTS AND PAYMENT SCHEDULE

In consideration of Vendor’s performance of the Data Reporting Services hereunder, ARIAD shall pay Vendor the Service Fees as set forth below. Vendor shall submit monthly invoices to ARIAD not later than thirty (30) calendar days after the end of each calendar month. Vendor’s invoices must be accompanied by adequate supporting documentation for all amounts requested, as well as any other terms or information as reasonably requested by ARIAD. Invoices shall be due and payable within thirty (30) calendar days after ARIAD’s receipt of such properly supported invoices; provided, however, that ARIAD may contest any invoice or portion thereof, to the extent that it reasonably believes that the charges reflected therein are inappropriate or lack a clear basis (paying all charges that are appropriate). Once any such issue or concern is resolved, ARIAD shall pay any remaining appropriate charges within thirty (30) calendar days of the date that such resolution occurs.

Data Reporting Services Fee	$[***] per each prescription dispensed

Data Reporting Services Fee: The Data Reporting Services Fee will be paid based on daily referral status/shipment report transmitted by the Vendor to the Daily Aggregator (as set forth below in Report # 1). The Data Reporting Services Fee will also be paid based on monthly 852 data transmitted by the Vendor to the Data Aggregator (as set forth below in Report #2). ARIAD reserves the right to quarterly written confirmation of Vendor’s monthly 852 inventory file.

To evidence the Parties’ agreement to this SOW, they have signed and delivered it as of the last date written below.

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ARIAD Pharmaceuticals, Inc.		Biologics, Inc.

By:	/s/ Marty J. Duvall	By:	/s/ Daniel Duffy
Name:	Marty J. Duvall	Name:	Daniel Duffy
Title:	SVP, Commercial Operations	Title:	Chief Business Development Officer
Date:	1/14/14	Date:	1/14/14

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EXHIBIT A

Data Reporting Services

Report#1—Daily Referral Status/Shipment Report

Frequency: Daily, 10am ET

Filename: [***]

Location: [***] ([***])

Format: Pipe-delimited, Header Included

Receipt and Discrepancy Notification: N/A

[Data Set to be added once finalized]

Report#2 – Monthly 852 Inventory File

Frequency: Monthly, 10am ET, 1st business day of the month

Filename: [***]

Location: [***] ([***])

Format: Pipe-delimited, Header Included

Receipt and Discrepancy Notification: N/A

Data Element	Definition

Date	Product Activity Data period. Month End Date for SPs. In YYYYMMDD format.

Vendor #	SPP’s vendor # from the Manufacturer. 3 Digit code of the SPP. “BLG”

Facilities #	SPP’s Facilities number

Facilities Identifier	Facilities DEA / HIN number

Product Identifier NDC	Product eleven (11) digit National Drug Code (NDC) number. 11 digit NDC #: 15 mg tablet—76189053560, 45 mg tablet—76189053430

Product Unit of Measure	Product selling unit of measure. Include “EA” to represent each tablet of Product.

Quantity on Hand	Total units on hand and available for shipment at the end of the Product Activity Data period.

Quantity On Order	Total units ordered by SPP that have not yet been received and made available for sale at the end of the Product Activity Data period.

Quantity Received	Total units received by SPP during the Product Activity Data period.

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Quantity Dispensed	Total units dispensed and shipped to 100% of SPP’s patients, regardless of source of Product, during the Product Activity Data period. Excludes transfers between SPP’s Facilities

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Exhibit 10.12

CONFIDENTIAL

SCHEDULE 3

STATEMENT OF WORK #3

ARIAD ICLUSIG® PATIENT ACCESS & SUPPORT SERVICES (PASS)

This Statement of Work #3 (“SOW 3”) is entered into as of the last date written on the signature page below (“Effective Date”) by and between ARIAD Pharmaceuticals, Inc. (“ARIAD”), with a business address at 26 Landsdowne Street, Cambridge, Massachusetts, 02139, and Biologics Patient Access Services, Inc. (“Vendor”), with an office at 120 Weston Oaks Court, Cary, North Carolina, 27513, pursuant to the terms of the Master Services Agreement (the “Master Services Agreement”) between ARIAD and Vendor dated January 14, 2014 which is incorporated hereunder in its entirety by reference.

PART I: PROJECT INFORMATION

A.	Project Title

Iclusig® (ponatinib) (“Product”) Patient Access & Support Services (PASS)

B.	General Description

This SOW #3 sets forth the customer support, patient reimbursement support and product access support services, and data reporting related to such services, that Vendor shall perform for ARIAD with respect to Product (the “Services”). The parties acknowledge and agree that Vendor shall perform the Services solely with respect to patients who have valid prescriptions for Product. Vendor shall perform the Services described in this SOW #3 in accordance with the highest professional standards and quality, and in a manner that shall not infringe, misappropriate, or violate the rights of any third party.

C.	Tasks and Timeframe

Vendor shall perform the following Services in accordance with the terms and conditions of the Master Services Agreement and ARIAD’s PASS Program Business Rules, and Vendor shall be compensated in accordance with the associated Service Fee identified below.

Time is of the essence in the delivery of all services and deliverables. Vendor represents and warrants that none of the Services described in the SOW #3 for which fees are to be paid are standard services that Vendor ordinarily performs for patients absent payment from any manufacturer.

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Patient Access & Support Services:

•	Serve as Customer Service liaison available to respond to inquiries and general reimbursement support and product access questions from both healthcare providers and patients.

•	Accept referrals from healthcare providers as point of initiation for coverage support, reimbursement support and/or co-pay assistance services via a dedicated fax and telephone line.

•	Assist healthcare providers in understanding the prescription coverage landscape for Product, responding to all inquiries the same business day received (if received before 4:00 pm ET).

•	Benefits Verification/Coverage Support:

•	Provide healthcare providers and/or patients with publically available information regarding coverage requirements for Product, such as the requirements for coverage under a particular insurance plan.

•	Upon confirmation from a healthcare provider that he/she has made the decision, based on his/her clinical judgment, that Product is appropriate for a particular patient, Vendor shall verify with the applicable payor the patient’s available coverage (including coverage limitations, deductibles, co-pays, and prior authorization or pre-certification requirements) and provide healthcare provider with such patient-specific coverage and reimbursement information.

•	Provide healthcare providers with general information about any applicable pre-certification or prior authorization processes.

•	Vendor acknowledges and understands that it shall not assist healthcare providers or their staff in preparing or submitting precertification requests, prior authorization requests, or appeals of coverage denials.

•	Based on eligibility guidelines and criteria established and provided by ARIAD, facilitate enrollment into the following ARIAD-sponsored patient assistance programs:

•	Iclusig Patient Assistance Program (PAP) (free drug program)

•	Iclusig QuickStart Program

•	Iclusig Assurance Program

•	Dispense all free goods for the ARIAD-sponsored patient assistance programs listed above to eligible patients as determined by Vendor. Product will be obtained and held on consignment for ARIAD.

•	Triage when appropriate all clinical questions from patients and healthcare providers to ARIAD Medical Affairs

•	PASS Data and Performance Reporting (as set forth in Exhibit A)

When communicating with patients, healthcare providers or payors in the course of performing the Services described in this SOW #3, Vendor must disclose that it is providing the Services on behalf of ARIAD.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL

D.	Term

This SOW #3 will be effective upon execution by a duly authorized representative of each Party (the “Effective Date”). This SOW #3 shall expire on January 22, 2015, unless earlier terminated according to the terms of the Master Services Agreement or automatically renewed pursuant to this Section. This SOW #3 shall automatically renew for two consecutive terms of one year each unless either Party provides the other Party with written notice of non-renewal at least thirty (30) days prior to the expiration date of this SOW #3.

PART II: COSTS AND PAYMENT SCHEDULE

In consideration of Vendor’s performance of the Patient Access & Support Services and Data Reporting hereunder, ARIAD shall pay Vendor the Fees as set forth below. Vendor shall submit monthly invoices to ARIAD not later than thirty (30) calendar days after the end of each calendar month. Vendor’s invoices must be accompanied by adequate supporting documentation for all amounts requested, as well as any other terms or information as reasonably requested by ARIAD. Invoices shall be due and payable within thirty (30) calendar days after ARIAD’s receipt of such properly supported invoices; provided, however, that ARIAD may contest any invoice or portion thereof, to the extent that it reasonably believes that the charges reflected therein are inappropriate or lack a clear basis (paying all charges that are appropriate). Once any such issue or concern is resolved, ARIAD shall pay any remaining appropriate charges within thirty (30) calendar days of the date that such resolution occurs.

ARIAD PASS Customer Support Services	$ [***]per FTE per month*
ARIAD Daily PASS Reporting	$ [***]per month
Free Goods Product Distribution (includes Iclusig PAP, Iclusig QuickStart Program & Iclusig Assurance Program)	$ [***] per dispense

*	As of the date written on the signature page below, Vendor shall dedicate [***] ([***]) FTEs to ARIAD Patient Access & Support Services (PASS). However, Vendor shall only invoice ARIAD for [***] ([***]) FTEs. On March 1, 2014, Vendor and ARIAD shall reassess ARIAD PASS call volume, productivity, and FTE requirements.

To evidence the Parties’ agreement to this SOW #3, they have signed and delivered it as of the last date written below.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ARIAD Pharmaceuticals, Inc.		Biologics Patient Access Services, Inc.

By:	/s/ Marty J. Duvall	By:	/s/ Daniel Duffy
Name:	Marty J. Duvall	Name:	Daniel Duffy
Title:	SVP, Commercial Operations	Title:	Chief Business Development Officer
Date:	1/23/14	Date:	1/22/14

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT A

Data Reporting

Report#1—Daily Programs File

Frequency: Daily, 10am ET

Filename: [***]

Location: [***] ([***])

Format: Pipe-delimited, Header Included

Receipt and Discrepancy Notification: N/A

[Data Set to be added once finalized]

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit 10.12

CONFIDENTIAL

SCHEDULE 4

STATEMENT OF WORK #4

ARIAD ICLUSIG® COPAY CARD PROGRAM

This Statement of Work #4 (“SOW #4”) is entered into as of the last date written on the signature page below (“Effective Date”) by and between ARIAD Pharmaceuticals, Inc. (“ARIAD”), with a business address at 26 Landsdowne Street, Cambridge, Massachusetts, 02139, and Biologics, Inc. (“Vendor”), with an office at 120 Weston Oaks Court, Cary, North Carolina, 27513, pursuant to the terms of the Master Services Agreement (the “Master Services Agreement”) between ARIAD and Vendor dated January 14, 2014 which is incorporated hereunder in its entirety by reference.

PART I: PROJECT INFORMATION

A.	Project Title

ARIAD Iclusig® (ponatinib) Copay Card Program

B.	General Description

ARIAD has designed and plans to implement a commercial copay card program for Iclusig® (“Product”) for the following purposes:

•	To minimize the out-of-pocket (OOP) cost burden for eligible patients with commercial insurance covering Product to help facilitate access to Product therapy.

•	To allow eligible patients with commercial insurance to pay no more than $10 per month, with an annual cap of $24,000; max amount is $8,000/month (no income eligibility requirements/state restriction)

This SOW #4 sets forth the services Vendor shall perform for ARIAD related to the administration of the ARIAD Iclusig® (ponatinib) Copay Card Program (the “Services”). Vendor shall perform the Services described in this SOW #4 in accordance with the highest professional standards and quality, and in a manner that shall not infringe, misappropriate, or violate the rights of any third party.

C.	Tasks and Timeframe

Vendor shall perform the following Services related to the implementation of the ARIAD Iclusig® (ponatinib) Copay Card Program in accordance with the terms and conditions of the Master Services Agreement and ARIAD’s program business rules. Vendor shall be compensated for the Services in accordance with the associated Service Fee identified below. Time is of the essence in the delivery of all services and deliverables.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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•	Vendor’s pharmacy representatives will offer the Iclusig Copay Card Program to all eligible commercial patients with a monthly copay greater than $10, in full compliance with ARIAD’s eligibility requirements.

•	Vendor will verify patient eligibility to use the Iclusig Copay Card by verifying patient’s insurance coverage.

•	Vendor will develop a secondary payor account (ARIAD Copay Support) within the pharmacy Management Information System (MIS). This account will be used to adjudicate and record secondary claims that will reflect the amount of funds being applied to an eligible patient’s commercial required copayment.

•	At the end of each month, Vendor shall submit to ARIAD an invoice with supporting documentation (in full compliance with HIPAA) describing the co-pay assistance Vendor provided to eligible patients during such month. (including all ARIAD Copay Support Program outstanding funds for all active patients).

•	ARIAD shall reimburse Vendor the full amount of co-pay assistance that Vendor provided to eligible patients within thirty (30) days of receipt and verification of Vendor’s invoice and supporting documentation. Under no circumstances shall ARIAD reimburse Vendor for any co-pay assistance that Vendor provided to ineligible patients.

•	The parties acknowledge and agree that Vendor shall perform the Services solely with respect to eligible patients who have valid prescriptions for Product.

•	Vendor shall not engage in negotiation with insurers, health plans or other third parties regarding the Iclusig Copay Card Program.

•	Vendor shall processes each claim in accordance with its usual reimbursement formula, without increasing the retail price or reimbursement formula for Product and without charging the patient any premium or other amount for handling the Iclusig Copay Card.

•	Vendor shall not advertise the Iclusig Copay Card Program.

It is understood and agreed that the Iclusig Copay Card Program is for the sole benefit of eligible patients. Vendor may not capture or retain any of the value of the copay card savings.

D.	Term

This SOW #4 will be effective upon execution by a duly authorized representative of each Party (the “Effective Date”). This SOW #4 shall expire on January 22, 2015, unless earlier terminated according to the terms of the Master Services Agreement or shall automatically renewed pursuant to this Section. This SOW #4 shall automatically renew for two consecutive terms of one year each unless either Party provides the other Party with written notice of non-renewal at least thirty (30) days prior to the expiration date of this SOW #4.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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PART II: COSTS AND PAYMENT SCHEDULE

In consideration of Vendor’s performance of the Copay Card Program Services hereunder, ARIAD shall pay Vendor the Fees as set forth below. Vendor shall submit monthly invoices to ARIAD not later than thirty (30) calendar days after the end of each calendar month. Vendor’s invoices must be accompanied by adequate supporting documentation for all amounts requested, as well as any other terms or information as reasonably requested by ARIAD. Invoices shall be due and payable within thirty (30) calendar days after ARIAD’s receipt of such properly supported invoices; provided, however, that ARIAD may contest any invoice or portion thereof, to the extent that it reasonably believes that the charges reflected therein are inappropriate or lack a clear basis (paying all charges that are appropriate). Once any such issue or concern is resolved, ARIAD shall pay any remaining appropriate charges within thirty (30) calendar days of the date that such resolution occurs.

Iclusig® Copay Card Program Administration Fee	$ [***] per month

To evidence the Parties’ agreement to this Agreement, they have signed and delivered it as of the last date written below.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL

ARIAD Pharmaceuticals, Inc.		Biologics Patient Access Services, Inc.

By:	/s/ Marty J. Duvall	By:	/s/ Daniel Duffy
Name:	Marty J. Duvall	Name:	Daniel Duffy
Title:	SVP, Commercial Operations	Title:	Chief Business Development Officer
Date:	2/1/14	Date:	1/24/14

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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